Income Taxes (Details 3) (USD $)	12 Months Ended
	Jul. 31, 2013	Jul. 31, 2012
Significant components of the deferred tax assets
Net operating loss carryforwards	$ 4,444,000	$ 1,986,000
Credits	190,000	124,000
Start-up costs	67,000	72,000
Accumulated Depreciation	450,000	282,000
Other	253,000	129,000
Net deferred tax assets	5,404,000	2,593,000
Valuation allowance for deferred tax assets	$ (5,404,000)	$ (2,593,000)
Reconciliation of incomes taxes using statutory income tax rate, compared to effective rate
Federal tax benefit at the expected statutory rate (as a percent)	34.00%	34.00%
State income tax, net of federal tax benefit (as a percent)	(0.01%)	(0.07%)
Loss on extinguishment of debt	0.00%	(11.48%)
Adjustment to fair value of derivative liabilities	0.00%	63.20%
Non-deductible expenses (as a percent)	(0.08%)	(6.63%)
Change in valuation allowance (as a percent)	(33.93%)	(81.58%)
Other (as a percent)	0.00%	2.45%
Income tax benefit - effective rate (as a percent)	(0.02%)	(0.11%)